Filed with the SEC on 11/9/95

                                      File Numbers: 2-78931 and 811-3551


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X_
                                                                  __
   Post-Effective Amendment No.  30                               X_
                                                and/or
                                                                  __
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X_
                                                                  __
   Amendment No.  30                                              X_

                   (Check appropriate box or boxes)

                         THE WORLD FUNDS, INC.
          (Exact Name of Registrant as Specified in Charter)


           1500 Forest Avenue, Suite 223, Richmond, VA 23229
               (Address of Principal Executive Offices)

                            (804) 285-8211
         (Registrant's Telephone Number, including Area Code)

   John Pasco, III, 1500 Forest Ave., Suite 223, Richmond, VA 23229
                (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   Upon effectiveness of
                                                this amendment.

It is proposed that this filing will become effective (check appropriate box).

             immediately upon filing pursuant to paragraph (b)
             on          pursuant to paragraph (b)
     X       75 days after filing pursuant to paragraph (a)(2)
             on              pursuant to paragraph (a) of Rule 485.

No additional shares being registered at this time. Registrant has previously elected to register an indefinite number of shares pursuant to Rule 24f-2. The Notice for the fiscal year ended December 31, 1994 was filed on February 24, 1995.



Please send copies of communications to:   Steven M. Felsenstein, Esq.
                                           Stradley, Ronon, Stevens & Young
                                           2600 One Commerce Square
                                           Philadelphia, PA 19103

                 THE WORLD FUNDS, INC.






                   TABLE OF CONTENTS

                     TO FORM N-1A







1.Cross Reference Sheet

2.Part A

Prospectus for the Vontobel Eastern European Equity series of
The World Funds, Inc.

(No changes were made in the Prospectuses for the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, the Vontobel International Bond Fund series or the Sand Hill Portfolio Manager Fund series - they are hereby Incorporated by Reference from Post Effective Amendment No. 28, filed April 27, 1995).

3.Part B

Statement of Additional Information for the Vontobel Eastern
European Equity Fund series of The World Funds, Inc.

(No changes were made in the Statements of Additional Information for the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, the Vontobel International Bond Fund series or the Sand Hill Portfolio Manager Fund series - they are hereby Incorporated by Reference from Post-Effective Amendment No. 28, Filed April 27, 1995.

4.Part C - Other Information

5.Signature Page

6.Exhibits


                 CROSS-REFERENCE SHEET

                        PART A

N-1A Item No.  Prospectus Caption

1              Cover Page

2              Prospectus Summary; Estimated Fund Expenses

3              Not Applicable

4              Cover Page; General Information About the
               Fund; Investment Objective; Asset Allocation
               Policies; Additional Information on
               Investments, Policies and Risks

5              The Fund's Management

6 Taxes; Dividends and Capital Gains Distri-butions; General Information About the Fund

7              How to Invest; How Net Asset Value is
               Determined

8              How to Redeem Shares

9              Not Applicable

                        PART B

N-1A Item No.  SAI Caption

10             Cover Page

11             Table of Contents

12             Not Applicable

13             Investment Objective and Policies; Special
               Investment Considerations; Investment
               Techniques; Investment Restrictions

14             Directors and Officers

15             Directors and Officers

16             Investment Advisor; Administrator; and
               Transfer Agent

17             Portfolio Transactions

18             Not Applicable (Information appears in the
               Prospectus)

19             Special Shareholder Services; Net Asset Value

20             Taxes

21             Distribution

22             Performance

23             Financial Statements are Incorporated by
               Reference Only

                        PART A



The Prospectus for the Vontobel Eastern European Equity Fund series of The World Funds, Inc.

The Registrant hereby Incorporates by Reference from Post-Effective Amendment No. 28 as filed on April 27, 1995 (and which became effective on May 1, 1995) the Prospectuses for the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, the Vontobel International Bond Fund series and the Sand Hill Portfolio Manager Fund series of The World Funds, Inc.

         VONTOBEL EASTERN EUROPEAN EQUITY FUND

                          OF
                 THE WORLD FUNDS, INC.
             A "SERIES" INVESTMENT COMPANY


1500 Forest Avenue          PROSPECTUS DATED JANUARY 1, 1996
Suite 223
Richmond, Virginia 23229
Telephone:  1-800-527-9500


     This Prospectus offers shares of the Vontobel Eastern
European Equity Fund (the "Fund"), a series of The World Funds, Inc. (the "World Funds"), an open-end diversified management investment company commonly known as a "mutual fund." A "series" fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund. The objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). Shareholders redeeming shares held less than six months will be charged a 2% redemption fee paid to the Fund to offset transaction costs of buying and selling portfolio securities. The World Funds is currently composed of five series. Investors will be able to exchange all or part of their investment from one fund to another or to certain other mutual funds, under conditions set by the World Funds.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE
FUND WHICH A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. MORE INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS CONTAINED IN THE "STATEMENT OF ADDITIONAL INFORMATION," DATED JANUARY 1, 1996 WHICH IS AVAILABLE AT NO CHARGE UPON WRITTEN REQUEST TO THE FUND. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
      TABLE OF CONTENTS                           PAGE


PROSPECTUS SUMMARY

TABLE OF FUND EXPENSES

FINANCIAL HIGHLIGHTS

THE WORLD FUNDS, INC.

INVESTMENT OBJECTIVE

INVESTMENT POLICIES

INVESTMENT STRATEGY

INVESTMENT RESTRICTIONS

PERFORMANCE

SPECIAL RISK CONSIDERATIONS

THE WORLD FUNDS' MANAGEMENT

HOW TO INVEST

HOW TO REDEEM SHARES

HOW TO TRANSFER SHARES

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

SPECIAL SHAREHOLDER SERVICES

HOW NET ASSET VALUE IS DETERMINED

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

TAXATION CONSIDERATIONS

GENERAL INFORMATION ABOUT THE WORLD FUNDS

MORE INFORMATION

         VONTOBEL EASTERN EUROPEAN EQUITY FUND

         P R O S P E C T U S    S U M M A R Y


The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment Objective:    The objective of the Fund is to seek
                         to achieve capital appreciation by
                         investing in a carefully selected
                         and continuously managed diversified
                         portfolio consisting primarily of
                         equity securities (which includes
                         securities convertible into equity
                         securities, such as warrants,
                         convertible bonds, debentures or
                         convertible preferred stock).  See
                         "Investment Objective" and
                         "Investment Policies" on Page   5.

Principal Investments:   Invests primarily in equity
                         securities of issuers in Eastern
                         Europe.  See "Investment Objective"
                         and "Investment Policies" on Page 5.

The Advisor         :    Vontobel USA Inc. is the Advisor.
                         See "The World Funds' Management" on
                         Page  8.

Distributions/Dividends: Paid annually from available capital gains and income.  See "Dividends
                         and Capital Gains Distributions" on
                         Page 13.

Reinvestment        :    Distributions may be reinvested
                         automatically without a sales
                         charge.  See "Dividends and Capital
                         Gains Distributions" on Page 13.

Initial Purchase    :    $1,000 minimum.  See "How to Invest"
                         on Page 10.

Subsequent Purchase :    $100 minimum.  See "How to Invest"
                         on Page 10.

Net Asset Value     :    Quoted daily in the financial
                         section of most newspapers under
                         World Funds: ________.  Information
                         may also be obtained by calling 1-
                         800-527-9500; and through most
                         broker dealers.  See "How the Net
                         Asset Value is Determined" on Page
                         12.



Principal Risk Factors:  There can be no assurance that the
                         Fund will achieve its investment
                         objective.  Other factors which
                         should be considered by an investor
                         include:  The Fund invests in
                         foreign securities, and therefore
                         may be affected by foreign currency
                         fluctuations or exchange controls,
                         differences in accounting
                         procedures, and other risks.  The
                         markets in which the Fund invests
                         include newly reorganized capital
                         markets, which may also involve
                         added risk.  See "Special Risk
                         Considerations" on Page 8.  The Fund
                         also may acquire repurchase
                         agreements, and shares of other
                         investment companies.


Shares of the Fund are offered for sale without a sales charge
(see "How to Invest" on Page 10) from the distributor, First
Dominion Capital Corp.


THE ADVISOR: Vontobel USA Inc. (the "Advisor") manages the investments of the Fund according to its investment objective.

                TABLE OF FUND EXPENSES

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses set forth are estimated below:


Shareholder Transaction Expenses        Vontobel Eastern
                                        European Equity Fund

Sales Load Imposed on Purchases         None
Sales Load Imposed on Reinvested DividendsNone
Redemption Fees                         2% on shares held less
                                        than six months*
Exchange Fees                           None

     * Shares held more than six months are not subject to the redemption fee. A shareholder electing a wire transfer of funds or placing a telephone redemption request will be charged
     $10 for each service.


Estimated Annual Fund Operating Expenses (as % of average net assets)

Management Fee                     1.25%
12b-1 Fees                              None
Other Operating Expenses                 .74
Total Fund Operating Expenses           1.99%


The purpose of this table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period.


1 Year         3 Years

$20              $62

These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or lesser than those shown.

                 THE WORLD FUNDS, INC.

The Vontobel Eastern European Equity Fund (the "Fund") is a series of The World Funds, Inc. (the "World Funds"), an open-end diversified management investment company incorporated in Maryland in 1983. The World Funds currently consists of five series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $1,000 is required to open a shareholder account in the Fund, and each subsequent investment must be $100 or more.

                 INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the Fund will consist principally of equity securities of Eastern European countries.

The investment objective of the Fund may not be changed without the approval of shareholders. All investments entail some risks (see "Special Risk Considerations"), and there is no assurance that the investment objective of the Fund can be achieved.

                  INVESTMENT POLICIES

The Fund is designed for individuals and institutions who wish to diversify their investment programs in international equities to take advantage of opportunities in the newly reorganized capital and securities markets of Central/Eastern Europe. The Fund normally will invest at least 65% of its assets in equity securities of companies located in or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe, i.e., the member countries of the former Warsaw Pact, including the European successor states of the former Soviet Union. It is expected that the Fund's initial investment activities will be focused on Hungary, the Czech Republic, Poland and Slovakia. These countries are already at a relatively advanced stage in their transition to a market-based economy. The Adviser believes that their relatively well developed capital and stock markets can handle transactions of a large enough size to permit fund investment. However, trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development.

As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region. As noted above, investments in equity securities issued by companies in these "developing countries" or "emerging markets," involve exposure to economic structures that are generally less diverse and mature, with political systems which may have less stability than those of "developed countries."

The Advisor believes that economic and political developments in Europe have helped to create new opportunities. In recent years a number of economies in developed and developing countries have grown faster than the U.S. economy, and the return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S. stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of European securities markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside of the U.S. has grown rapidly. Despite this trend, however, Central and Eastern European stocks are generally underrepresented in investment portfolios. Therefore, the Fund offers a means to achieve equity exposure to this region.

It is the policy of the Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities (please refer to the Investment Restrictions on Page 6 of the Statement of Additional Information).

The Fund may invest in other investment companies which invest in Eastern European stocks. By investing in shares of such investment companies which invest exclusively in such countries, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

The Fund intends to diversify investments broadly among countries and normally will have represented in the portfolio business activities of not less than three different countries.
The securities the Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADR's"), European Depository Receipts ("EDR's"), or Global Depository Receipts ("GDR's") may be purchased if trading conditions make them more attractive than the underlying security. ADR's are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security.
The Fund may invest in ADR's which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADR's may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Similarly, EDR's and GDR's represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADR's, as well as the fact that the EDR or GDR is itself issued outside the U.S. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. Please refer to the Statement of Additional Information for more information on ADR's, EDR's, and GDR's.

The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

Since the Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Fund must pay.

                  INVESTMENT STRATEGY

The Advisor will seek to identify those countries in the Central/Eastern European region where economic and political factors are likely to produce above average long term returns, as well as those companies in such countries that are best positioned to take advantage of such developments or are most attractively valued. The Fund's assets will be allocated primarily to the equity markets of those countries whose economies are likely to benefit from strengthening macroeconomic forces as a result of their transition from a centrally planned to a market-based economy, the orderly functioning of democratized political institutions, flexible and viable economic policies, persistent privatization efforts, modernized legal, banking and regulatory frameworks, as well as from widespread domestic and foreign support for their respective national policies.

The equity selections of the Fund will be based on a
combination of macro- and micro- economic analysis. The Advisor combines macro-economic forecasts for GDP growth, industrial production, interest rates, and exchange rates, among other factors, with fundamental analysis of specific securities to shape its viewpoint about where investment opportunity presents itself in Eastern European securities markets. These markets present analysts with several problems which normally are not encountered in developed markets, foremost among them the scarcity of reliable financial information. Another problem involves accounting methods and reporting standards, which may vary widely from country to country, and even within an individual country. Company financial data must be converted so that it corresponds to either U.S. generally accepted accounting principles ("U.S. GAAP") or
International Accounting Standards ("IAS").   Although
macroeconomic data often paint a more reliable picture of these markets than that provided by company data, selecting the most attractive stocks still requires detailed stock analysis. Fundamental analysis is particularly important since these markets are not very efficient and may be relatively unaffected by developments in other markets. The performance of individual stocks shows a greater deviation from the general market performance than in developed markets, and price/earnings multiples or price/book value ratios are not always calculated in a uniform manner across country markets.

From the micro-economic viewpoint, equity selection is not tied to any particular strict "style." The Advisor will usually tend to focus on a company's ability to generate strong cash flow, rather than earnings, as a more meaningful valuation measure. This is of particular importance when evaluating investment opportunities within a particular industry across country borders.

Aside from traditional valuation methods based on earnings ratios and book values, equity selection will be based on thorough bottom-up analysis of individual companies, with an emphasis on the following:

-    Viable products and services in a growing market.
-    Sizable domestic market share and/or export prospects.
-    Substantial free-cash-flow-generating capacity.
-    Rising return on equity.
-    Experienced, shareholder-oriented management.

In selecting investments for the Fund, the Advisor will usually include large capitalization companies in attractive markets, with positive industry fundamentals and capable management. The Advisor will also include faster growing, medium- and small-sized companies that offer higher potential returns at a slightly higher risk level, either because of their smaller size or because they are not as widely researched. Subject to the policies and limitations governing the investments of the Fund, the Adviser may also select investment opportunities in other markets.

Strategic Transactions

The Advisor does not, as a general rule, intend to regularly enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, since financial derivatives in Eastern European markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to reduce currency and market risk. Second, the Fund is intended for investors with a long-term investment horizon and it is the Advisor's view that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the Adviser may, from time to time as circumstances dictate, engage in strategic transactions as described below.

Currency risk is assessed separately from equity analysis. To balance undesirable currency risk the Fund may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts in order to provide protection against changes in foreign exchange rates. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies. In addition, because the exchange rate of some Eastern European currencies may be linked to a basket of convertible currencies including the U.S. dollar and the deutschemark, the Adviser may elect, from time to time as circumstances dictate, to reduce the effect of currency fluctuations on the value of existing or anticipated holdings or sales proceeds of portfolio securities by proxy hedging. For more information, see sections on forward foreign currency contracts and proxy hedging in the Statement of Additional Information.

The Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations: when the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the Advisor determines will move along with the hedged currency or portfolio securities.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the Advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

The Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the World Funds' Board of Directors to avoid speculative use of such techniques.

                INVESTMENT RESTRICTIONS

The investments of the Fund are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities, as that term is defined in the Investment Company Act of 1940. (See the Statement of Additional Information for the specific definition.)

Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of the Fund specifically provide that it may not:

* As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

* Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer.

* Act as an underwriter of securities of other issuers, except that it may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933 or any foreign law restricting distribution of securities in a country of a foreign issuer ("restricted securities").

* Buy or sell commodities or commodity contracts provided, however, that it may utilize not more than 1% of its assets for deposits or commissions required to enter into a financial futures contract for hedging purposes as described under "Investment Policies." (Such deposits or commissions are not presently required in the markets the Fund will use.)

* Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets.

* Make loans, except that it may: (1) lend portfolio securities; and (2) enter into repurchase agreements secured by the U.S. Government or Agency securities.

Percentage limitations in the "Investment Policies" and "Investment Restrictions" sections are determined at the time the Fund makes a purchase or loan subject to such percentage.

                      PERFORMANCE

From time to time the World Funds may advertise information regarding the performance of the Fund. Such statements of performance will consist of the Fund's current "yield,"
"distribution rate" (to be included in sales literature only), and "total return." These performance figures are based upon historical results and are not intended to indicate future performance.

"Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage. "Distribution rate" is the amount of distribution per share made over a twelve-month period divided by a current maximum offering price. "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Please refer to the Statement of Additional Information for more information on Performance.

              SPECIAL RISK CONSIDERATIONS

Investing in foreign securities involves special risk considerations which normally are not associated with investing in United States securities. These considerations include: changes in currency rates; exchange control regulations; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable United States companies; lack of uniform accounting, auditing and financial reporting requirements; less liquidity and more volatility than securities listed on the New York Stock Exchange due to substantially lower trading volume; possibly lower sales prices in the event of forced liquidation of securities in order to meet unanticipated cash requirements; fixed commissions on foreign stock exchanges which are generally higher than negotiated commissions on United States exchanges, in addition to less supervision and regulation of such exchanges; difficulty in enforcing judgments abroad; and the possibility of expropriation of assets, confiscatory taxation, imposition of withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments which could affect United States investments in those countries.

              THE WORLD FUNDS' MANAGEMENT

The World Funds' Board of Directors is responsible for the supervision of the general business of the Fund. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board has appointed Arpad Pongracz to serve as President of the Fund. The World Funds employs the following persons to provide it with investment advice and to conduct its on-going business:

Advisor - Vontobel USA Inc. (the "Advisor") manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated December __, 1995.
The Advisory Agreement is effective for an initial term of two years and thereafter may be continued annually by a majority of the Board of Directors of the World Funds or the shareholders of the Fund, and by a majority of the directors who are not interested persons of the World Funds.

The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. The Advisor currently manages in excess of $900 million (which includes the assets of the Fund, the Vontobel U.S. Value Fund, the Vontobel EuroPacific Fund, and the Vontobel International Bond Fund series of the Fund, and an International Equity series of an unaffiliated fund). The Advisor also acts as the investment advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S.

  Mr. Arpad Pongracz, who is a Vice President of the Advisor, is the President and portfolio manager of the Fund. Pursuant to the Advisory Agreement the Advisor provides the Fund with investment management services, subject to the supervision of the World Funds' Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of its portfolio and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the World Funds' directors, officers or employees who are officers, directors, or employees of the Advisor. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of its shares for sale under various state and Federal securities laws.

Under the Advisory Agreement the monthly compensation paid to the Advisor is accrued daily at a rate equal to a fee at the annual rate of 1.25% of the net assets of the Fund. This fee is higher than that charged to many other investment companies. If the assets of the Fund exceed $500,000,000, the fee for such assets will be computed at the annual rate of 1% on such excess. The fee is paid monthly, within five (5) business days after the end of the month. The Advisory Agreement provides that the fee paid by the Fund will be reduced to the extent necessary to comply with any applicable state expense limitation provision to which the Fund may be subject. All expenses not specifically assumed by the Advisor are assumed by the Fund. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

The Advisory Agreement contemplates the authority of the Advisor to place orders for the Fund pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Board of Directors. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice and other services, or who sell shares of the Fund. From time to time, and subject to the Advisor obtaining the best price and execution for the Fund, the Board may authorize the Advisor to allocate brokerage transactions to a broker in consideration: (1) of investment research or statistical services, or (2) in consideration of a payment of an obligation otherwise payable by the Fund.

Administrator - Commonwealth Shareholder Services, Inc.
("CSS"), serves as Administrator to the Fund pursuant to an Administrative Services Agreement. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist the World Funds in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the World Funds' officers to conduct its business subject to the supervision and instructions of its Board of Directors.

The Administrative Services Agreement provides that CSS will be paid a monthly fee: (1) of $30 per hour for shareholder servicing; (2) $30 per hour for blue sky matters; (3) the greater of 20 basis points of the average daily net assets of the Fund or $85,000 per year for administration (which includes regulatory matters, backup of the pricing of the Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting); and (4) certain out-of-pocket expenses. CSS has agreed to reduce the minimum amount specified in clause three above to $42,500 during the first two fiscal years of the Fund's operations. John Pasco, III, Chairman of the Board of the World Funds, owns the stock of CSS, which therefore may be deemed to be an affiliate of the World Funds. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

Custodian and Accounting Services Agent - Brown Brothers
Harriman & Co. ("BBH") is the World Funds' Custodian and Accounting Services Agent. BBH collects income when due and holds all of the World Funds' portfolio securities and cash. (BBH, with the World Funds' consent, has designated The Depository Trust Company of New York, as its agent to secure some of the assets of the Fund.) BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the World Funds outside the U.S. Such appointments are subject to appropriate review by the World Funds' Board of Directors. BBH as the Accounting Services Agent maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the World Funds' business. The address of BBH is 40 Water Street, Boston, Massachusetts 02109.

Transfer and Dividend Disbursing Agent - Fund Services, Inc. ("FSI") is the World Funds' Transfer and Dividend Disbursing Agent. John Pasco, III, Chairman of the Board of the World Funds, owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the World Funds. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of Transfer and Dividend Disbursing Agent, including: administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Fund's shares. Under the Agreement between the World Funds and FSI, as in effect on January 1, 1996, FSI is compensated pursuant to a schedule of services and out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year for each series. The address of the Transfer and Dividend Disbursing Agent is P.O. Box 26305, Richmond, VA 23260.

Principal Underwriter/Distributor  -  First Dominion Capital
Corp. (the "Distributor") acts as the Principal Underwriter for the World Funds pursuant to an agreement dated January 1, 1994. Mr. John Pasco, III, who is the President, Treasurer, and a Director of the Distributor, owns 100% of the stock of the Distributor. Mr. Pasco is also the Chairman and a director of the World Funds. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.


                     HOW TO INVEST

Shares of the Fund may be purchased directly from the Distributor or through members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent. Such purchases of shares are made at the net asset value.
A minimum initial investment of $1000 is required to open a shareholder account in the Fund, and each subsequent investment must be $100 or more. Under certain circumstances the World Funds may waive the minimum initial investment for purchases by certain retirement accounts (such as IRA's), and for purchases by officers, directors and employees of the World Funds and its affiliated entities and for certain related advisory accounts. The offering price per share is equal to the net asset value per share next determined after receipt of a purchase order.

When an investor acquires shares of the Fund from a securities dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker.

To facilitate the handling of transactions with shareholders, the World Funds uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. Under the open account plan your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, and eliminates the need to safeguard certificates and reduces time delays in executing transactions.

Purchase by Mail.  For initial purchases the Account
Application form which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to the Vontobel Eastern European Equity Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security number.

Investing by Wire. You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-527-9500. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the World Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Stock Certificates - Certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

                 HOW TO REDEEM SHARES

Shares may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order. If a shareholder redeems shares of the Fund which have been held less than six months (including shares to be exchanged), the World Funds will deduct from the proceeds a redemption charge of 2% of the amount of the redemption. This amount is retained by the Fund to offset the Fund's costs of purchasing or selling securities.

The World Funds' procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein.
Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that
(1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and (2) if the shares you are redeeming were purchased by you less than fifteen (15) days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate the need to redeem before fifteen (15) days, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.

The World Funds may suspend the right to redeem shares for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

Redemption by Mail - To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) the stock certificates for the shares you are redeeming, if any were issued; (3) any required signature guarantees (See "Signature Guarantees"); and (4) any additional documents which might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone - You may redeem your shares by telephone if you request this service at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the World Funds' Transfer Agent) with a signature guarantee before you can redeem shares by telephone. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. If you request that your redemption proceeds be wired to you, the Transfer Agent will charge your account with a wire service charge, currently $10.00. This charge is in addition to the $10.00 service fee for making a telephone redemption. The amount of these service charges may be changed at any time, without notice, by the Transfer Agent.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the World Funds for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The World Funds employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the World Funds believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Signature Guarantees - To protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear either: (a) on the written request for redemption; (b) on a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. If shares held by the Transfer Agent are being redeemed, the signature guarantee must be on the written request or stock power. The World Funds may waive these requirements in certain instances.

The following institutions are acceptable guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("F.D.I.C."); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934 that are authorized by charter to provide signature guarantees; and (f) foreign branches on any of the above. In addition, the World Funds will guarantee your signature if you personally visit its offices at
1500 Forest Avenue, Suite 223, Richmond, VA  23229.   The Transfer
Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the World Funds reserves the right to redeem shares in your account if, as a result of redemption or transfer, the total investment remaining in the account has a value less than the minimum initial investment. However, before the World Funds redeems your shares and sends you the proceeds, you will be notified in writing that the value of your shares is less than the minimum and that you have 60 days to make an additional investment to meet the required minimum. A decline in market value alone would not require you to bring your investment up to the minimum.

                HOW TO TRANSFER SHARES

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include
(1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

      ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

             SPECIAL SHAREHOLDER SERVICES

The World Funds offers the following four services for its shareholders:

Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

Invest-A-Matic - permits automatic monthly investments into the Fund from your checking account on a fixed or flexible schedule;

Individual Retirement Accounts (IRA's); and

Exchange Privileges - allows the shareholder to exchange his or her shares for shares of certain other funds having a different investment objective from that of the Fund, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. A shareholder's account may be charged a ten dollar exchange fee. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the World Funds.

           HOW NET ASSET VALUE IS DETERMINED

The Fund's Net Asset Value ("NAV") is determined as of the close of trading of the New York Stock Exchange (currently 4:00 P.M., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the portfolio securities of the Fund that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. The Fund's NAV is calculated at the 4:00 p.m. time set by the Board of Directors based upon a determination by the Board that this is the most appropriate time to price the securities.

NAV per share is determined by dividing the total value of the assets, less its liabilities, by the total number of shares then outstanding. Generally, securities owned by the Fund are valued at market value.

Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

ADR's, EDR's, and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless the World Funds is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

The World Funds' management may compute the NAV per share more frequently in order to protect shareholders' interests.

       DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

It is the policy of the World Funds to distribute substantially all of its net investment income and all of its net profits realized from the sale of portfolio securities. Income dividends received and capital gains realized, if any, will be distributed to shareholders annually.

The sale of securities held by the Fund will be made with a view to the maintenance of a portfolio believed by the Advisor to be the most likely to achieve its objective. Such sales, and any resulting gains and losses may vary considerably from year to year.


Although the Fund does not intend generally to trade for short-term profits, its portfolio securities will be sold whenever the Advisor believes that it is appropriate to do so, without regard to the length of time a particular security may have been held.

Unless you elect otherwise, dividends and capital gain distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election must be sent to the Transfer Agent.

                TAXATION CONSIDERATIONS

The Fund will seek to qualify under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As a regulated investment company under the Code, the Fund is not liable for federal income taxes on income or gains which are distributed to its shareholders or imputed to shareholders under the Code. The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders. The Fund is a series corporation. Each series is taxed as a separate taxable entity under the Code. Shareholders will receive a written advice from the World Funds within sixty (60) days after the end of the year furnishing them with the information required under the Code.

       GENERAL INFORMATION ABOUT THE WORLD FUNDS

The World Funds is authorized to issue up to 500,000,000 shares of $0.01 par value common stock, of which it has presently allocated 50,000,000 shares to the Vontobel EuroPacific Fund series, 50,000,000 to the Vontobel U.S. Value Fund series, 50,000,000 to the Vontobel International Bond Fund series, 50,000,000 to the Sand Hill Portfolio Manager Fund series, and 50,000,000 to the Vontobel Eastern European Equity Fund series. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the World Funds or may create additional series and allocate shares to such series. A share of the Fund has priority in the assets of the Fund in the event of a liquidation. The shares of the Fund will be fully paid and non-assessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of the Fund will be redeemable from the assets of the Fund at any time.

Each outstanding share of the World Funds is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the corporation as a whole. The World Funds is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The Fund shall vote separately on matters which affect only the interest of the Fund. The World Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. Shareholders may utilize procedures described in the Statement of Additional Information to call a meeting.

Limitation on Use of Name - The Advisory Agreement for the
Fund authorizes the World Funds to utilize the name "Vontobel."
The World Funds agrees that if the Advisory Agreement is terminated it will promptly redesignate the name of the Fund to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

                   MORE INFORMATION

For further information on the Fund please contact
Commonwealth Shareholder Services, Inc., P.O. Box 8687, Richmond,
VA 23226, telephone: (800) 527-9500.

Additional information may also be obtained by requesting a copy of the Fund's Statement of Additional Information.

Advisor:            Vontobel USA Inc.
                    450 Park Avenue
                    New York, N.Y. 10022


Distributor:        First Dominion Capital Corp.
                    1500 Forest Ave., Suite 223
                    Richmond, VA 23229


Independent Auditors:Tait, Weller & Baker
                    2 Penn Center Plaza
                    Suite 700
                    Philadelphia, PA 19102


Marketing Services: For general information on the Fund and
                    Marketing Services, call the Distributor at (800) 527-9500 Toll Free


Transfer Agent:     For account information, wire purchase or
                    redemptions, call or write to the World
                    Funds' Transfer Agent:

                         Fund Services, Inc.
                         P.O. Box 26305
                         Richmond, VA 23286-8172
                         (800) 628-4077 Toll Free


More Information:For 24 hour, 7 days a week price information call 1-800-527-9500.

          For information on any series of the World Funds, investment plans, or other shareholder services, call 1-800-527-9500 during normal business hours, or write the World Funds at 1500 Forest Avenue,
          Suite 223, Richmond, VA 23229.

NEW ACCOUNT APPLICATION - THE WORLD FUNDS, INC.
         VONTOBEL EASTERN EUROPEAN EQUITY FUND

1. NAME:
Individual
             First            Middle                    Last
   Joint Owner
             First            Middle                    Last
   Gift to Minors                as custodian for
                 Name of Custodian                  Name of Minor
   under the                        Uniform Gifts to Minors Act
          State     (show minor's Soc. Sec. # below)
   Other
    Name of Corporation , Partnership or other Organization.
     (NOTE: These accounts require additional information.
     Please call Fund Services, Inc. at 1-800-628-4077)
   To open a Trust account please include the pages of the Trust document which shows the date the Trust was established, the name(s) of the Trustee(s), and the dated signature page.

   ADDRESS AND CITIZENSHIP:

                                      (     )
    Street                         Area Code   Daytime Telephone

    City                           State         Zip Code

   SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:

   CITIZENSHIP OF OWNER, MINOR OR TRUST BENEFICIARY:        U.S.
Citizen        Resident Alien       Non-Resident Alien:
                    Country of Residence

   CITIZENSHIP OF JOINT OWNER:     U.S. Citizen
                                   Resident Alien
        Non-Resident Alien:
                             Country of Residence

2. INITIAL INVESTMENT (Minimum $1,000)  $
(Please make check payable to Vontobel Eastern European Equity
Fund and mail your investment to P.O. Box 26305, Richmond, VA
23286-8172)

3. DISTRIBUTION OPTION: Income dividends and capital gains are automatically reinvested, unless you check one of the following:
      Dividends in cash, with capital gains reinvested in shares.
      All distributions in cash.

4. TELEPHONE PRIVILEGES: To use the telephone to authorize the transactions below, please check the appropriate box(es):

       I (we) hereby authorize Fund Services, Inc. to honor telephone instructions for my (our) account. Neither the World Funds nor Fund Services, Inc. will be liable for properly acting upon telephone instructions believed to be genuine which are confirmed in accordance with the World Funds' procedures described in this prospectus. I (we) understand that redemptions authorized by telephone are paid by check and mailed to me (us).

       To exchange into shares of other World Funds series. If an exchange is the initial investment, the new fund account will automatically carry the same account registration, and these telephone privileges will apply.

5. AUTOMATIC INVESTMENT PLAN: To make automatic monthly investments from your bank account, check the box below (Minimum monthly investment is $100.00)

          This plan allows me (us) to make automatic monthly investments from my (our) bank account. Fund Services, Inc. will transfer money from my (our) bank account into the Fund. There is no charge, and I may cancel at any time. Invest $ into my (our) account of the 15th day of each month by transfer from my (our) bank account. (Please include a blank voided check.)

6.  EMPLOYMENT INFORMATION: We are required by the National
Association of Securities Dealers (NASD) to ask for this information.

Owner's Occupation, Employer & Employer's Address:


           I am affiliated with, or work for, a member firm of the NASD.

Joint Owner's Occupation, Employer & Employer's Address:


           I am affiliated with, or work for, a member firm of the NASD.

7.  SIGNATURES: Each Owner Must Sign This Section.

    The undersigned warrants(s) that I (we) have full authority to make this application, am (are) of legal age, and have received and read a current prospectus and agree to be bound by its terms. I (we) understand that all shares will be held in uncertificated form. Share certificates may be requested, but Telephone Privileges will not then be available. I (we) understand that it is my (our) responsibility to read the prospectus of any fund into which I (we) exchange and that all information provided in sections 1 and 7 will apply to any new fund into which my (our) shares may be exchanged. I (we) understand that neither the World Funds nor First Dominion Capital Corp. is a bank, and shares of the Fund are not backed or guaranteed by any bank or insured by the FDIC. I (we) ratify any instructions (including telephone instructions) given on this account and agree that neither the Fund, First Dominion Capital Corp. or Fund Services, Inc. will be liable for any loss, cost or expense for acting upon any instruction (including telephone instructions) believed to be genuine which are confirmed in accordance with the procedures described in the prospectus. If I
(we) am a (are) U.S. Citizen(s) or Resident Alien(s), as indicated above, I (we) certify under penalties of perjury that
(1) the Social Security or taxpayer identification number provided above is correct, and (2) I (we) are not subject to IRS backup withholding because (a) I (we) am (are) exempt from backup withholding, or (b) I (we) have not been notified by the IRS that I (we) am (are) subject to backup withholding, or (c) I (we) have been notified by the IRS that I (we) am (are) no longer subject to backup withholding. (Please cross out item 2 if it does not apply to you.) If I (we) am a (are) Non-Resident Alien(s), as indicated above, I (we) certify under penalties of perjury that I
(we) am not (are not) a U.S. Citizen(s) or Resident Alien(s), and that I (we) am an (are) "exempt foreign person(s)" as defined under IRS regulations.

    This application is not effective until it is received and accepted by the Fund.

  SIGN HERE:
                        Signature of Individual (or Custodian)
  DATE:                19


                        Signature of Joint Registrant, if any
  DATE:                19

PLEASE SEND YOUR COMPLETED APPLICATION AND CHECK, MADE PAYABLE
TO VONTOBEL EASTERN EUROPEAN EQUITY FUND, TO:

                                   FUND SERVICES, INC.
                                   P.O. BOX 26305
                                   RICHMOND, VA 23286-8172


Registered Rep. Name         EP. Number      Branch Wire Code
                                            (    )
Branch Address                               Telephone Number

CORRESPONDENT FIRM IDENTIFICATION:

Firm Name and Address

Authorized Signature


                        PART B




The Statement of Additional Information for the Vontobel
Eastern European Equity Fund series of The World Funds, Inc.

The Registrant hereby Incorporates by Reference from Post-Effective Amendment No. 28, as filed on April 27, 1995 (and which became effective on May 1, 1995) the Statements of Additional Information for the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, the Vontobel International Bond Fund series and the Sand Hill Portfolio Manager Fund series of The World Funds, Inc.

                                      THE WORLD FUNDS, INC.




STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 1996




VONTOBEL EASTERN EUROPEAN EQUITY FUND






       The World Funds, Inc. ("TWF") is a diversified, open-end, management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a prospectus but supplements the information contained in the current Prospectus of the Vontobel Eastern European Equity Fund (the "Fund"), which is dated January 1, 1996. This Statement of Additional Information has been designed to provide you with further information which is not contained in the Prospectus.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF
ADDITIONAL INFORMATION.  ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.


       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS,
DATED JANUARY 1, 1996.  A PROSPECTUS OF THE FUND MAY BE OBTAINED
AT NO CHARGE UPON REQUEST TO THE FUND. RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

               CONTENTS                                                    PAGE


VONTOBEL EASTERN EUROPEAN EQUITY FUND
       Investment Policies                                                  1
       Special Considerations                                               2
       Hedging with Forward Foreign Currency
               Contracts and Futures                                        3
       Covered Call and Put Options                                         4

INVESTMENT RESTRICTIONS                                                     6

VALUATION AND CALCULATION OF NET ASSET VALUE                                7

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          9

DIRECTORS AND OFFICERS                                                     10

ADVISOR                                                                    12

TRANSFER AGENT                                                             12

ADMINISTRATOR                                                              13

ELIGIBLE BENEFIT PLANS                                                     13

DISTRIBUTION                                                               13

EXPENSES OF THE FUND                                                       14

SPECIAL SHAREHOLDER SERVICES                                               14

ALLOCATION OF PORTFOLIO BROKERAGE                                          15

GENERAL INFORMATION AND HISTORY                                            16

PERFORMANCE                                                                17

FINANCIAL STATEMENTS                                                       20

                                      THE WORLD FUNDS, INC.



                              VONTOBEL EASTERN EUROPEAN EQUITY FUND


       There is some market risk inherent in any investment, due in part to changes in general economic and market conditions, and therefore there is no assurance that the Fund's investment objective will be realized. However, the investment policies of the Fund are intended to provide the flexibility to take advantage of opportunities while accepting only what Vontobel USA Inc. (the "Advisor") believes to be reasonable risks.

Investment Policies

       The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities [see the description below] issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

       Under normal circumstances the Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stocks of issuers from not less than three countries, one of which may be the U.S. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

       The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Corporation, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

       The Fund may enter into repurchase agreements (which enables it to employ its assets pending investment) during very short periods of time. Ordinarily these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money market instruments.

       Under a repurchase agreement, a fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the investment at a specified time and at an agreed upon yield to the fund. The seller is required to pledge cash and or collateral which is equal to at least 100 percent of the value of the commitment to repurchase. The collateral is held by the fund's custodian. The Fund will only enter into repurchase agreements involving U.S. Government securities in which it may otherwise invest.

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

       It is the Fund's practice to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

       The Fund is designed to take advantage of the opportunities provided by the ability to invest overseas, and therefore may be subject to some of the special risks described below.

       As noted in the Prospectus, the Fund has the right to invest in securities which may be considered to be "thinly traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 15% of its assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to certain restrictions described below, in options (puts and calls) and, to a limited extent, in restricted securities.

       The Fund may invest in the shares of other open- or closed-end investment companies which acquire equity securities of Eastern/Central European countries in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such an investment company as well as the expenses of the Fund. The Advisor will recommend such investments when it believes that this would allow the Fund to achieve a greater diversification at an economically more advantageous price than through the acquisition of individual securities, or when such company is able to achieve an investment in a country which the Fund cannot acquire for legal or economic reasons.

       The Fund may utilize American Depository Receipts ("ADR's"), European Depository Receipts ("EDR's") and Global Depository Receipts ("GDR's"). Generally, ADR's are dollar denominated securities issued in registered form and designed for use in the United States securities markets. They represent and may be converted into the underlying foreign security. EDR's, in bearer form, are similarly designed for use in the European securities markets. For purposes of determining the country of origin, ADR's and closed-end investment companies will not be deemed to be domestic securities.

       It is the Fund's policy not to lend its portfolio securities at the present time, although it is not restricted from so doing.

       The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments, and although the Advisor will seek to attain the Fund's stated objective there can be no assurance that the objective will be achieved.

Special Considerations Regarding Investments In Foreign
Securities

       Investment in securities of issuers domiciled outside the United States involves investment risks different from those encountered in investing in securities of United States issuers. Elements of risk and opportunity which must be recognized and evaluated by the Advisor include trade balances and imbalances, and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitation on the removal of funds or other assets of the Fund; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local political and economic considerations. Investment decisions made in the context of the Fund's objective and policies necessarily require particular attention to opportunities and risks presented by probable future currency relationships, especially during periods of broad adjustments in such relationships.


       It is contemplated that most foreign securities will be purchased on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets may not be as developed or as efficient as those in the United States. While growing in volume, foreign exchanges usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, there is less volume and less liquidity in most foreign bond markets than in the United States, and at times, volatility of price can be greater in the United States.

       Additional costs may be incurred which are related to the Fund's international investment policy. Foreign brokerage commissions are generally higher than in the United States and the custodial costs associated with maintaining foreign portfolio securities are higher. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another. Foreign companies and foreign investment practices are not generally subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.

       At various times United States Government policies, through imposition of interest equalization taxes and other restrictions, have discouraged certain investments abroad by United States investors such as the Fund. While such taxes or restrictions are not presently in effect, they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest received by the Fund.

Hedging with Forward Foreign Currency Contracts and Futures

       The Fund's investment objective (as described in the Prospectus) contemplates investment in securities of issuers domiciled or operating outside the United States. Such foreign investments may require the Fund to temporarily hold funds in foreign currencies prior to, during or following the completion of investment programs. In such circumstances the value of the Fund's assets, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

       The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or, when deemed necessary to "hedge" the Fund's anticipated cash movements, through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

       The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities is added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the depreciation (appreciation) in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates. Where the Advisor determines a hedge is no longer necessary the Fund may enter into a closing transaction.

       The Fund may enter into forward foreign currency contracts for two reasons. First, a desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions. Second, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

       Although forward foreign currency contracts tend to reduce the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

       The Fund may also seek to use certain financial futures for "hedging" purposes. The use of futures for hedging is intended to protect the Fund from (i) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (ii) the risk that a foreign market in which it proposes to invest may have significant increases in value before it can cause its cash to be invested in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain. Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligation under futures contracts.

       The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

       The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

       To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described above. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the less that 30% of gross income test of Subchapter M of the Internal Revenue Code of l986, as amended (the "Code").


                                     INVESTMENT RESTRICTIONS

       In addition to the investment restrictions set forth in the current Prospectus, the Fund has adopted the investment restrictions set forth below which, along with the investment objective, cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. As provided in the Investment Company Act of 1940 a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment restrictions provide that the Fund will not:

       * Invest in companies for the purpose of exercising control.
       * Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets, or in connection with the purchase of not more than three percent of the shares of a "country fund" which invests in a country in which the Fund may invest.
       *       Purchase or sell commodities or commodity contracts.
       * Invest in interests in oil, gas, or other mineral explorations or development programs.
       * Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.
       *       Issue senior securities.
       *       Act as an underwriter of securities of other issuers.
       *       Concentrate its investments in any industry.
       * Participate on a joint or a joint and several basis in any securities trading account.
       *       Engage in short sales.
       * Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein will not be deemed to be investment in real estate.

       In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as shares of the Fund are offered for sale in such state(s), it will not:

       1. Purchase restricted securities (securities of issuers which the Fund would be restricted from selling to the public without registration under the Securities Act of
               1933), if such purchase would cause the aggregate value of restricted issues to exceed 10% of the Fund's total assets;

       2. Purchase the securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, restricted securities referred to in 1 above, and issues which are not readily marketable, if such purchase would cause the Fund to own such securities in excess of 15% of its net assets;

       3. Purchase warrants if the portion of the Fund's assets held in warrants following such purchase would exceed 5% of the Fund's net assets, including, within that limitation, 2% of the Fund's net assets of warrants not listed on the New York or American Stock Exchanges.
               For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

       4.      Engage in arbitrage transactions;

       5. Purchase restricted securities referred to in 1 above, and securities of unseasoned issuers, if such purchase would cause the value of all such securities to exceed 15% of the Fund's net assets;

       6. Purchase restricted securities, securities which are not readily marketable or repurchase agreements maturing in more than seven days if more than 15% of the Fund's assets would be invested in such securities;

       7. Purchase or sell options (puts or calls written by others) unless the following conditions are met: (a) the value of its investment in puts, calls, straddles, spreads or any combination thereof is limited to 5% of the Fund's net assets and the premiums paid therefore may not exceed 2% of the Fund's net assets; and (b) options must be listed on a national securities exchange or, for foreign securities, on comparable exchanges in the country of issuance of the underlying security;

       8. Purchase or retain the securities of any issuer if, to the knowledge of TWF, the officers and/or directors of TWF or its advisors who individually own beneficially more than one-half of one percent of the securities of such issuer, together beneficially own more than 5% of the securities of such issuers;

       9. Purchase the securities of any issuer(s), if such purchase at the time thereof would cause more than ten percent of the voting securities of such issuer(s) to be held by TWF;

       10. Borrow money, or pledge, mortgage, or hypothecate the assets of the Fund in excess of one-third of the total assets of the Fund.

                          VALUATION AND CALCULATION OF NET ASSET VALUE

       The Fund's Net Asset Value ("NAV") per share is calculated daily each business day from Monday through Friday. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Years Day, Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the NAV is not computed those days. The NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

       The NAV is determined as of the close of trading of the New York Stock Exchange (currently 4:00 P.M., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the shares might be materially affected by changes in the value of such portfolio security.

       NAV per share is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares then outstanding. Generally, the Fund's securities are valued at market value.

       Portfolio securities, including ADR's, EDR's and GDR's, which are traded on stock exchanges, are valued at the last sale price, prior to the Fund's valuation time, on the exchange on which such securities are traded, unless the Fund is aware of a material change in the value prior to the time it values its securities, or, lacking any sales, at the last available bid price. ADR's, EDR's and GDR's, for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.
Shares of other open-end investment companies will be valued at the net asset value of such shares each day, and shares of closed-end investment companies will be valued at the closing market price of the shares on such day.

       In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by TWF's Board of Directors as the primary market. Securities traded on a national securities exchange are valued at the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair market value as determined in good faith by or under the direction of TWF's Board of Directors.

       U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

       Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Furthermore, trading may take place in a foreign market on a Saturday or Sunday which is not a business day in New York and on which the Fund's NAV is not calculated.

       The calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of NAV unless TWF's Board of Directors deems that the particular event would materially affect the NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets.

       The Fund's liabilities, including proper accruals of taxes and other expenses, are deducted from its total assets and the net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the NAV per share.

       The Fund's management may compute its NAV per share more frequently if necessary to protect shareholders' interests.

       Any purchase order may be rejected by the Distributor or by the Fund.

                               DIVIDENDS, DISTRIBUTIONS AND TAXES

       It is the policy of the Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).


       All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on NAV (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

       The Fund must withhold 31% from dividends or redemptions that occur in certain shareholder accounts if the shareholder has not properly furnished a correct Taxpayer Identification Number or a properly completed claim for exemption of IRS Form W-8 or W-9. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if he/she is uncertain whether a proper Taxpayer Identification Number is on file with the Transfer Agent.

       Status As a "Regulated Investment Company": The Fund seeks to be treated under the Internal Revenue Code of 1986 ("IRC") as a "regulated investment company" for purposes of the IRC. To qualify for the tax treatment afforded a "regulated investment company" under the IRC, the Fund must annually distribute at least 90% of its investment company taxable income and meet certain diversification of assets and other requirements of the IRC. If the Fund qualifies for such tax treatment it will not be subject to Federal income tax on the part of its ordinary income and its net realized capital gains which are distributed to shareholders, provided that it pays at least 98% of its investment company taxable income and net capital gains in order to avoid any excise tax.

       Distributions of Net Investment Income: Dividends from net investment income (including net short-term capital gains) are taxable as investment company taxable income to shareholders who are citizens and residents of the United States. If, as anticipated, the Fund does not receive any dividend income from U.S. corporations, dividends from the Fund will not be eligible for the dividends received deduction allowed to corporations. Dividends will be taxed for Federal income tax purposes in the same manner, whether they are received as shares or in cash.

       Net Realized Long-Term Capital Gains: Any distributions designated as being made from the Fund's net realized long-term capital gains will be taxable to shareholders who are citizens or residents of the United States as long-term capital gains, regardless of the holding period of the shareholders of the Fund's shares.

       Foreign Tax Credit to Shareholders: Dividends and interests received by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors.

       If at the close of the Fund's fiscal year more than 50% of its total assets consists of securities of foreign corporations, it will be eligible to, and may, file elections with the Internal Revenue Service pursuant to which its shareholders will be required to include its pro rata portion as taxes paid by it, and deduct such pro rata portion in computing its taxable income or, alternatively, use them as a foreign tax credit against its United States income taxes.

       Non-U.S. Shareholders: It is anticipated that the Fund, under normal conditions, will derive more than 80% of its gross income from sources outside the United States, so that dividends out of net investment income and any distributions of net realized long-term capital gains to shareholders who are non-resident aliens and foreign corporations and which dividends are not effectively connected with their United States trade or business, if any, will not be subject to United States Federal income tax. Similarly, undistributed net realized long-term capital gains allocable to such shareholders will not be included in their long-term gains from U.S. sources, and such shareholders will be entitled to a refund or credit, as the case may be, for the tax paid by the Fund on the undistributed gains. In the event that 20% or more of the Fund's income is derived from U.S. sources, distributions of net investment income to non-resident aliens and foreign corporations (which are deemed to include, for this purpose, each shareholder's pro rata share of foreign taxes paid by the Fund - see the discussion above of the "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, this tax would be imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

       General: Forward Contracts that are subject to section 1256 of the Code (other than Forward Contracts that are part of a "mixed straddle") ("Section 1256 Forward Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is deemed to have been sold at market value.
Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales of section 1256 Forward Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

       Code section 988 also may apply to Forward Contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss. The Fund attempts to monitor section 988 transactions to avoid any adverse tax impact.

       The foregoing is a general abbreviated summary of present
Federal income taxes on dividends and distribution. Investors are urged to consult their own counsel for more detailed information and for information regarding any state and local taxes applicable to dividends and distributions received.

                                     DIRECTORS AND OFFICERS

     The following is a list of TWF's Directors and Officers and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III;
       Chairman, Director, and Treasurer
       1500 Forest Ave, Suite 223; Richmond, VA 23229

       Mr. Pasco is Treasurer and Director of Commonwealth
       Shareholder Services, Inc., TWF's Administrator, since 1985. Director and Shareholder of Fund Services, Inc., TWF's
       Transfer and Disbursing Agent, since 1987. Mr. Pasco is also a certified public accountant.

Samuel Boyd, Jr.
       Director
       10808 Hob Nail Court, Potomac, MD 20854

       Mr. Boyd is presently the Manager of the Customer Services
       Operations and Accounting Division of the Potomac Electric
       Power Company. Mr. Boyd is also a certified public accountant.

William E. Poist
       Director
       5272 River Road, Bethesda, MD 20816

       Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Mr. Poist is also a certified public accountant.

Paul M. Dickinson
       Director
       8704 Berwickshire Drive, Richmond, VA 23229

       Mr. Dickinson is presently the President of Alfred J.
       Dickinson, Inc., Realtors.

*Edwin D. Walczak
       Vice President of TWF and President of the Vontobel U.S.
       Value Fund
       450 Park Avenue, New York, N.Y. 10022

       First Vice President and Chief Investment Officer of
       Vontobel USA Inc., since July 1988.  From 1984 to 1988 Mr.
       Walczak was an institutional portfolio manager at Lazard
       Freres Asset Management, New York.

*Sven Rump
       Vice President of TWF and President of the Vontobel
       International Bond Fund

       Vice President of Vontobel USA Inc. since October 1993. Mr. Rump is also a Vice President of Vontobel Asset Management, Switzerland, and is responsible for managing fixed income mutual funds. From October 1990 to October 1991 he was a Vice President of Bank Vontobel (Switzerland) and a fixed income specialist for the private banking group. From September 1988 to October 1990 he was an Associate with J.P. Morgan Securities (Switzerland) Ltd. Mr. Rump is a Chartered Financial Analyst.

*Fabrizio Pierallini
       Vice President of TWF and President of the Vontobel
       EuroPacific Fund
       450 Park Avenue, New York, N.Y. 10022

       Vice President of Vontobel USA Inc. since April 1994. From 1991 to 1994 Mr. Pierallini was Associate-Director/Portfolio Manager with Swiss Bank Corporation in New York; from 1988 to 1991 he was a Vice-President/Portfolio Manager with SBC Portfolio Management Ltd. in Zurich, Switzerland; and from 1986 to 1988 he was an Associate/Institutional Consultant with Bank Julius Baer in Zurich, Switzerland.

*Arpad Pongracz
       Vice President of TWF and President of the Vontobel Eastern European Equity Fund
       450 Park Avenue, New York, N.Y. 10022

       Vice President of Vontobel USA Inc., since January 1996.
       Mr. Pongracz joined Vontobel Asset Management, Switzerland, in 1990 as an equity analyst. He was subsequently appointed portfolio manager for all European equity institutional accounts and mutual funds. Since 1995 he has been head of Vontobel Assets Management's international equities team. Prior to joining the Vontobel group, he worked at Union Bank of Switzerland in Canada and in Switzerland as an equity analyst. Mr. Pongracz is a Chartered Financial Analyst.

*F. Byron Parker, Jr.
       Secretary
       810 Lindsay Court, Richmond, VA 23229

       Secretary of Commonwealth Shareholder Services, Inc. since
       1986.  Partner in the Law Firm Mustian & Parker.

*   Persons deemed to be "interested" persons of TWF, Vontobel
USA Inc. or First Dominion Capital Corp. under the Investment
Company Act of 1940.

The directors and officers of TWF, as a group, do not own 1% or
more of the Fund.   ______% of the shares of record are held by
Bank J. Vontobel for the benefit of its customers.

                                           THE ADVISOR

       Vontobel USA Inc. (the "Advisor") manages the investment of the assets of the Fund pursuant to an Investment Advisory
Agreement (the "Advisory Agreement"). The Advisory Agreement is described in the Fund's Prospectus.

       The Advisory Agreement is effective for a period of two years from December ___, 1995. The Advisory Agreement will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by TWF's Board of Directors or by vote of a majority of the outstanding voting securities of TWF, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of TWF or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by TWF's Board of Directors or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

       The Advisor is a wholly owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company. TWF has designated Mr. Arpad
Pongracz, a Vice President of the Advisor, as a Vice President of TWF and President of the Fund.

       The Advisor is compensated at the annual rate of 1.25% of the average daily net assets of the Fund on the first $500 million of assets and at the annual rate of 1% of the average daily net assets of the Fund over that level. This fee is subject to reduction in accordance with state expense limitation provisions.

       The Advisory Agreement contemplates the authority of the
Advisor to place Fund orders, pursuant to its investment
determinations, either directly with the issuer or with any
broker or dealer.   See "Allocation of Portfolio Brokerage"
below.

       The address of the Advisor is 450 Park Avenue, New York,
N.Y. 10022.

                                         TRANSFER AGENT

       Fund Services, Inc. ("FSI") is TWF's Transfer and Disbursing Agent, pursuant to a Transfer Agent Agreement. The Transfer
Agent Agreement is dated September 1, 1987, and has been renewed each year thereafter by the Board of Directors, including a majority of the directors who are not interested persons of World
Funds or the Transfer Agent.

       John Pasco, III, Chairman of the Board of TWF and an officer and shareholder of Commonwealth Shareholder Services, Inc. (the Administrator of the Fund) owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of TWF and Commonwealth Shareholder Services, Inc. Pursuant to the Transfer Agent Agreement the minimum annual fee for the Fund is $16,500.

                                          ADMINISTRATOR

       Commonwealth Shareholder Services, Inc. is the Fund's Administrator pursuant to an Administrative Services Agreement described in the Fund's Prospectus. The agreement is initially effective for one year from its effective date, and may be continued thereafter only if the Board of Directors, including a majority of the directors who are not interested persons of TWF or the Administrator, approve the extension at least annually.

                                     ELIGIBLE BENEFIT PLANS

       An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

       The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

                                          DISTRIBUTION

       Shares of the Fund are sold at net asset value on a continuous basis, without a sales charge.

       First Dominion Capital Corp. (the "Distributor"), 1500
Forest Avenue, Suite 223, Richmond, VA 23229, is the Fund's principal underwriter pursuant to a Distribution Agreement between TWF and the Distributor.


                                      EXPENSES OF THE FUND

       The Fund will pay its expenses not assumed by the Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

       The allocation of TWF's general expenses is made on a basis that the Board of Directors deems fair and equitable, which may be based on the relative net assets of each series of TWF or the nature of the services performed and relative applicability to each series.

       Under the Advisory Agreement, the Advisor agreed to reimburse the Fund if its annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. This expense limitation is calculable based on the Fund's aggregate net assets. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment and limited to the amount of the advisory fee due from the Fund.

       Investors should understand that the Fund's expense ratio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

                                  SPECIAL SHAREHOLDER SERVICES

       As described briefly in the Prospectus, TWF offers the following shareholder services:

       Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Fund's Prospectus to open your account.

       Telephone Transactions: You may redeem shares or transfer into another fund if you request this service at the time you complete the initial Account Application. If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

       The Fund employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

       Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from your checking account for investment into your account. This does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the Transfer Agent.

       Individual Retirement Account (IRA): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner). A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

       If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

       How to Establish Retirement Accounts: Please call TWF to obtain information regarding the establishment of individual retirement plan accounts. The plan custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

       Exchange Privilege: Shareholders may exchange shares of the Fund for shares of any other series of TWF, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholders state of residence. Each account must meet the minimum investment requirements (currently $1,000). Exchange Privilege Authorization Forms are available by calling TWF's offices. Your special authorization form must have been completed and must be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. However, an investment dealer or the Principal Underwriter who has been authorized by a shareholder in writing acceptable to and delivered to the Principal Underwriter, to make exchanges of Fund shares on behalf of the shareholder may place exchange orders with the Principal Underwriter by telephone or in writing without a signature guarantee, or simply call the Transfer Agent at (800) 628-4077 before noon (Eastern Time). Your exchange will take effect as of the next determination of the net asset value per share of each fund involved (usually at the close of business on the same day). The Transfer Agent will charge your account a $10.00 service fee each time you make such an exchange. TWF reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should TWF determine that it would be in the best interest of its shareholders to do so. An exchange constitutes the sale of the shares of one fund and the purchase of those of the second fund. Consequently, the sale may involve either a capital gain or loss to the shareholder for Federal Income Tax purposes. The Exchange Privilege is available only in states where it is legally permissible to do so.

                                ALLOCATION OF PORTFOLIO BROKERAGE

       It is the Fund's policy to seek the best possible price and execution for its securities transactions taking into account both the costs and the ability to complete the order in a manner which will achieve the Fund's goals. After a purchase or sale decision is made by the Advisor, the Advisor then arranges for execution of the transaction in a manner deemed to provide the best result for the Fund.

       Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

       While there is no formula, agreement or undertaking to do so, the Fund may allocate a portion of its brokerage commissions to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the daily operation of the Fund or other clients of these persons. Such services are one of the many ways the Fund and its Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. Subject to obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions.

       The Advisor is authorized to place Fund transactions with a broker-dealer with which it is affiliated (Vontobel Securities, Ltd.) provided that Vontobel Securities, Ltd. stands ready to demonstrate to TWF that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that offered to unaffiliated persons by that broker-dealer, in each case on transactions of a like size and nature. In this regard, TWF's Board of Directors has adopted policies and procedures which govern such allocation of brokerage transactions, and the Board reviews at its meetings details of all transactions which have been placed pursuant to those policies.

       When two or more funds managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board of Directors that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may be said to exist from exposure to simultaneous transactions.

                                 GENERAL INFORMATION AND HISTORY

       TWF is authorized to issue up to 500,000,000 shares of $0.01 par value common stock, of which it has presently allocated 50,000,000 shares to the Fund, 50,000 to the Vontobel EuroPacific Fund series, 50,000,000 to the Vontobel U.S. Value Fund series, 50,000,000 to the Vontobel International Bond Fund series, and 50,000,000 to the Sand Hill Portfolio Manager Fund series. The Board of Directors can allocate the remaining authorized but unissued shares to any series or may create additional series and allocate shares to such series. Each series is required to have suitable investment objectives, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the Investment Company Act of 1940.

    If additional series were to be formed, the rights of existing Fund shareholders would not change, and the Fund's objective, policies and investments would not be changed. A share of the Fund would continue to have a priority in the assets of the Fund in the event of a liquidation.

    The shares of the Fund when issued will be fully paid and non-assessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of the Fund will be redeemable from the assets of the Fund at any time at a shareholder's request at the current net asset value determined in accordance with the provisions of the Investment Company Act of 1940 and the rules thereunder. TWF's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board of Directors.

    The advisory fees payable to the Advisor by the Fund and the Fund's expense limitation guarantee formula will be based upon the Fund's assets. The Fund's shareholders will have the right to choose or remove the Advisor of the investments of the Fund.

    Voting and Control - Each outstanding share of TWF is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. TWF is not required to hold a meeting of shareholders each year. TWF intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

       The Fund shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the Investment Company Act of 1940 and (3) when matters affect only the interest of the Fund. An example of a matter affecting only the Fund might be a proposed change in an investment restriction. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

    Limitation on Use of Name - The Advisory Agreement authorizes TWF to utilize the name "Vontobel." TWF agrees that if the Advisory Agreement were to terminate it will promptly redesignate the Fund's name to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

Code of Ethics - TWF has adopted a Code of Ethics which imposes certain restrictions on the authority of the portfolio manager and certain other personnel of the Fund and its advisors governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer.

                                           PERFORMANCE

       Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, the Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

       Generally, performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission. These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission.

       As indicated below current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholder during the 30 day base period. According to the new Securities and Exchange formula:

               Yield = 2 [(a-b + 1) -1]
                                cd
where:

a   =          dividends and interest earned during the period.

b   =          expenses accrued for the period (net of
               reimbursements).

c   =          the average daily number of shares outstanding during
               the period that were entitled to receive dividends.

d   =          the maximum offering price per share on the last day of
               the period.


       As the following formula indictes, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten year period and the deduction of all applicable charges and fees. According to the Securities and Exchange Commission formula:

                              n
                      P(1+T) = ERV

where:

P      =       a hypothetical initial payment of $1,000

T      =       average annual total return

n      =       number of years

ERV    =       ending redeemable value of a hypothetical $1,000
               payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

       Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

       Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

       Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

       Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

       To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or volatility as reported by various financial publications. Advertisements may also compare yield, total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

(h)    Financial publications: Business Week, Changing Times,
Financial World, Forbes, Fortune, and Money magazines - rates fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

       In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                      FINANCIAL STATEMENTS

       The Fund's books will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants. The Annual Report to Shareholders is incorporated by reference to this Statement of Additional Information.

Advisor:                             Vontobel USA Inc.
                                     450 Park Ave.
                                     New York, N.Y. 10022


Distributor:                         First Dominion Capital Corp.
                                     1500 Forest Ave., Suite 223
                                     Richmond, VA 23229


Independent Auditors:                Tait, Weller & Baker
                                     2 Penn Center Plaza
                                     Suite 700
                                     Philadelphia, PA 19102


Marketing Services:                  For general information on the Fund and
                                     Marketing Services, call the Distributor at (800) 527-9500 Toll Free.


Transfer Agent:                      For account information, wire purchase
                                     or redemptions, call or write to TWF's
                                     Transfer Agent:

                                     Fund Services, Inc.
                                     P.O. Box 26305
                                     Richmond, VA 23260
                                     (800) 628-4077 Toll Free


More Information:                    For 24 hour, 7 days a week price
                                     information call 1-800-527-9500.

                              For information on any series of TWF,
                              investment plans, or other shareholder
                              services, call TWF at 1-800-527-9500 during normal business hours, or write TWF at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.


NASDAQ SYMBOL:

                                             PART C

                                        OTHER INFORMATION


ITEM 24        FINANCIAL STATEMENTS AND EXHIBITS

               (a) Financial Statements. (Incorporated by Reference from PEA No. 28 as filed on April 27, 1995 for the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, and the Vontobel International Bond Fund series for the fiscal year ended December 31, 1994). (Incorporated by Reference from PEA No. 29 as filed on June 28, 1995 for the Sand Hill Portfolio Manager Fund series for the four months ending April 30, 1995). No Additional Financial Statements are provided with respect to the Vontobel Eastern European Equity Fund series.

               (b)    Exhibits

                      1. Articles of Incorporation of Registrant (Incorporated by reference from PEA No. 1, filed November 1, 1983.)

                              Articles Supplementary (Incorporated by
                              reference from PEA No. 4, filed October 29,
                              1984; PEA No. 11, filed February 28, 1989;
                              PEA No. 15, filed January 29, 1990; PEA No.
                              23, filed December 13, 1993, PEA No. 25 filed April 29, 1994; and from PEA #27 filed October 19, 1994.)

                              Articles of Amendment (Incorporated by
                              reference from PEA No. 19, filed March 1,
                              1991; and from PEA #27, filed October 19,
                              1994.)

                              Filed herewith as Exhibit 24(b)(1) are
                              Articles Supplementary as filed in Maryland on May 10, 1995.

                              Filed herewith as Exhibit 24(b)(1)(a) are Articles
                              Supplementary as filed in Maryland on
                              November 6, 1995.

                      2. By-Laws (Incorporated by reference from PEA No. 1, filed November 1, 1983. Amendment to By-Laws is incorporated by reference from PEA No. 4, filed October 29, 1984.)

                      3.      Not Applicable

                      4. Specimen of security issued by Registrant (Incorporated by reference from PEA No. 19, filed March 1, 1991, for the Vontobel EuroPacific Fund series, and the Vontobel U.S. Value Fund series; from PEA No. 23, filed December 13, 1993, for the Vontobel International Bond Fund series; and from PEA #27, filed October 19, 1994, for the Sand Hill Portfolio Manager Fund series.)

                              Filed herewith as Exhibit 24(b)(4) is the text of the specimen of security for Vontobel Eastern European Equity Fund series.

                      5.      (a)    Investment Advisory Agreement for the
                                     Vontobel EuroPacific Fund series, dated
                                     July 14, 1992, (Incorporated by
                                     reference from PEA No. 22, filed April
                                     30, 1993.)

                              (b)    Investment Advisory Agreement for the
                                     Vontobel U.S. Value Fund series, dated
                                     July 14, 1992, (Incorporated by
                                     reference from PEA No. 22, filed April
                                     30, 1993.)

                              (c)    Investment Advisory Agreement for the
                                     Vontobel  International Bond Fund, dated
                                     February 10, 1994, (Incorporated by
                                     reference from PEA No. 25, filed April
                                     29, 1994.)

                              (d) Investment Advisory Agreement for Sand Hill Portfolio Manager Fund series, dated December 29, 1994. (Incorporated by reference from PEA #27 filed October 18, 1994).

                              (e) Filed herewith as Exhibit 24(b)(5)(e) is the form of Investment Advisory Agreement for the Vontobel Eastern European Equity Fund series.

                      6.      (a)    Distribution Agreement dated January 1,
                                     1994 (Incorporated by reference from PEA
                                     No. 25 filed April 29, 1994.)

                              (b) Selling Dealer Agreement (Incorporated by reference from PEA No. 19, filed March 1, 1991.)

                              (c) Foreign Broker Dealer Selling Agreement (Incorporated by reference from PEA No. 20 filed April 24, 1992.)

                      7.      Not Applicable.

                      8.   (a)       Custodian Agreement for The World Funds,
                                     Inc.   dated November 19, 1992
                                     (Incorporated by reference from PEA No.
                                     22, filed April 20, 1993.)

                           (b) Transfer Agent Agreement (Incorporated by reference from PEA No. 16, filed April 27, 1990.)

                      9.      (a)    Administrative Services Agreement for
                                     the Vontobel EuroPacific Fund and the
                                     Vontobel U.S. Value Fund series, dated
                                     July 14, 1992 (Incorporated by reference from PEA No. 22, filed April 30, 1993.)


                              (b) Administrative Services Agreement, dated February 10, 1994 for the Vontobel International Bond Fund series, (Incorporated by Reference from PEA No. 25, filed April 29, 1994.)

                              (c) Administrative Services Agreement, dated December 29, 1994, for the Sand Hill Portfolio Manager Fund series, (Incorporated by Reference from PEA No. 27, filed October 18, 1994.)

                              (d) Filed herewith as Exhibit 24(b)(9)(d) is the form of Administrative Services Agreement for Vontobel Eastern European Equity Fund series.

                   10. Opinion of Counsel (The Opinion and Consent of Counsel with respect to shares previously sold was attached to the Fund's 24f-2 Notice, which was filed February 24, 1995.)

                   11.        (a)    Filed herewith as Exhibit 24(b)(11)(a)
                                     is the Auditor's Consent to the
                                     continued use of its reports (dated
                                     January 25, 1995) appearing in the
                                     Annual Reports to shareholders (for the
                                     fiscal year ended December 31, 1994) for the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series and the Vontobel International Bond Fund series.

                           (b)       Power of Attorney (Incorporated by
                                     reference from PEA No. 2, filed December
                                     17, 1983 (for Samuel Boyd, Jr. and
                                     William E. Poist); and Incorporated by
                                     reference from PEA No. 10, filed
                                     February 25, 1987 (for Paul M.
                                     Dickinson.)

                   12.        Not Applicable.

                   13.        Not Applicable.

                   14.        (a)    Custodial Account Agreement for
                                     Individual Retirement Accounts
                                     (Incorporated by reference from PEA No.
                                     22, filed April 30, 1993.)

                              (b)    Disclosure Statement for Individual
                                     Retirement Accounts (Incorporated by
                                     reference from PEA No. 22, filed April
                                     30, 1993.)

                   15.        Not Applicable.

                   16. Computation of Performance for the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series and the Vontobel International Bond Fund Series (Incorporated by Reference from PEA No. 22, filed April 27,
                              1995).  Computation of Performance for the
                              Sand Hill Portfolio Manager Fund series
                              (Incorporated by Reference from PEA No. 29, filed June 28, 1995).

ITEM 25        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
               REGISTRANT

               None

ITEM 26        NUMBER OF HOLDERS OF SECURITIES:  As of October 31,
               1995:

                                                                   Number of
               Title of Class                                 Record Holders

               Vontobel EuroPacific Fund                            1,463
               Vontobel U.S. Value Fund                             1,553
               Vontobel International Bond Fund                        44
               Sand Hill Portfolio Manager Fund                        54



ITEM 27        INDEMNIFICATION

               Incorporated by reference from PEA No. 1, filed
               November 1, 1983, and as modified from PEA No. 3, filed
               March 1984.

ITEM 28        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

               (a) With respect to Vontobel USA, Inc. (the Investment Advisor to the Vontobel U.S. Value Fund series, the Vontobel EuroPacific Fund series, and the Vontobel International Bond Fund series), the information required is Incorporated by Reference from PEA No. 15, filed January 29, 1990.

               (b) Sand Hill Advisors, Inc, (formerly Conway, Williams & Foster, Inc.) (the Investment Advisor to the Sand Hill Portfolio Manager Fund series), 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, CA 94025, is a registered Investment Advisor.
               (b) With respect to Vontobel USA, Inc. (the Investment Advisor to the Vontobel U.S. Value Fund series, the Vontobel EuroPacific Fund series, the Vontobel International Bond Fund series and the Vontobel Eastern European Equity Fund series), the directors and officers are listed below:


                         Position
                      with Investment
Name                      Advisor                    Other Positions

Dr. Wolfhard Graetz
                      Chairman of Board
                                             Chief Investment Officer,Vontobel
                                             Group, Chairman Tardy, de
                                             Watteville President, Vontobel
                                             Asset Management Ltd.

Dr. Hans-Dieter Vontobel
                      Director               Chairman, Vontobel Holding Ltd.
                                             Chairman, Bank J. Vontobel Co. Ltd.

Henrich Schlegel      Director, Senior
                      Vice President
                      Treasurer

Edwin David Walczak   First Vice President
                      Chief Investment Officer

Thomas Peter Wittwer  First Vice President
                      and Secretary

Peter Howard Newell           First Vice President

Sven Rump                     Vice President

Fabrizio Pierallini           Vice President

Arpad Pongracz                Vice President
                              (effective 1/1/96)

Alex von Erlach               Vice President

Joseph A. Mastoloni           Assistant Vice President/
                              Compliance Officer

Conrad A. Reyes               Assistant Treasurer/
                              Assistant Secretary

Joerg Dobler                  Assistant Treasurer


ITEM 29        PRINCIPAL UNDERWRITER

               (a)    None


               (b)    Name and Principal  Position with    Position With
                      Business Address     Underwriter      Registrant

                       John Pasco, III    President, Chief    Chairman &
                       1500 Forest Avenue Financial Officer,  Treasurer
                       Suite 223          Treasurer, Director
                       Richmond, VA 23229

                       Mary T. Pasco      Director            Assistant
                       1500 Forest Avenue                     Secretary
                       Suite 223
                       Richmond, VA 23229

                       Lori J. Martin     Vice President      None
                       1500 Forest Ave.   & Assistant Sec.
                       Suite 223
                       Richmond, VA 23229

                       F. Byron Parker, Jr.   Secretary       Secretary
                       Mustian & Parker
                       Two Paragon Place
                       Suite 100
                       6802 Paragon Place
                       Richmond, Va. 23230

               (c)     None

ITEM 30        LOCATION OF ACCOUNTS AND RECORDS

               The books and records of the Registrant are kept in several locations:

               1. All shareholder account records including share ledgers, duplicate confirmations, duplicate account statements, and applications forms are maintained by the Registrant's Transfer Agent, Fund Services Inc., at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

                      Records relating to the investments of the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, and the Vontobel International Bond Fund series, including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning the recommendations of Vontobel USA, Inc. (the Investment Advisor) are maintained at Vontobel USA, Inc., 450 Park Avenue, New York, N.Y. 10022.

                      Records relating to the investment of the Sand Hill Portfolio Manager Fund series, including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets are maintained in the custody of Sand Hill Advisors, Inc., 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, California 94025.

               3. Actual portfolio securities and other investment assets (including cash) of the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, the Vontobel International Bond Fund series and the Sand Hill Portfolio Manager Fund series are maintained in the custody of the Registrant's Custodian Bank, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

               4. Certain accounting records of the Vontobel EuroPacific Fund series, the Vontobel U.S. Value Fund series, the Vontobel International Bond Fund series and the Sand Hill Portfolio Manager Fund series are maintained by Brown Brothers Harriman & Co., at 40 Water Street, Boston, Massachusetts 02109 in its capacity as Accounting Services Agent. These include: general ledger, supporting ledgers, pricing computations, etc.

               5. All other records of the Registrant required to be maintained pursuant to Section 31(a) of the 1940 act, and Rule 31a-1 thereunder (such records include copies of the Charter, By-Laws, minute books, original copies of agreements, compliance records and reports, shareholder communications, etc.) are maintained in the principal office of the Registrant, at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.


ITEM 31        MANAGEMENT SERVICES

               Not Applicable.


ITEM 32        UNDERTAKINGS

               Registrant hereby undertakes to file a post effective amendment, using unaudited financial statements for the Vontobel Eastern European Equity Fund series of the Registrant, to be filed within four to six months from the effective date of the Vontobel Eastern European Equity Fund series pursuant to this Post-Effective Amendment to the Registrant's 1933 Act Registration Statement.

                                         SIGNATURE PAGE


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 7th day of November, 1995.


                      THE WORLD FUNDS, INC. - Registrant


                      By:   /s/ John Pasco III
                          John Pasco, III, Chairman


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.



John Pasco III                    Director, Chairman          Nov. 7, 1995
John Pasco, III                   & Treasurer


Samuel Boyd, Jr.*                 Director                    Nov. 7, 1995
Samuel Boyd, Jr.


Paul M. Dickinson*                Director                    Nov. 7, 1995
Paul M. Dickinson


William E. Poist*                 Director                    Nov. 7, 1995
William E. Poist


* Each signature is made by the undersigned pursuant to a power of attorney on file.



 /s/ John Pasco III
John Pasco, III
Attorney-In-Fact

                                          EXHIBIT INDEX




EXHIBIT                                                              PAGE



24(b)(1)              Articles Supplementary

24(b)(1)(a)           Articles Supplementary

24(b)(4)              Specimen Stock Certificate for the
                      Vontobel Eastern European Equity Fund

24(b)(5)(e)           Form of Investment Advisory Agreement
                      for the Vontobel Eastern European Equity
                      Fund series.

24(b)(9)(d)           Administrative Services Agreement for
                      the Vontobel Eastern European equity Fund series.

24(b)(11)(a)          Auditor's Consent